Decommissioning Liabilities	12 Months Ended
Dec. 31, 2025
Asset Retirement Obligation Disclosure1 [Abstract]
Decommissioning Liabilities

17	DECOMMISSIONING LIABILITIES

Current and non-current portion December 31, 2023	$136.8
Liability assumed on Argonaut acquisition (Note 6)	18.0
Reclamation expenditures	(10.6)
Accretion expense	8.9
Revisions to expected discounted cash flows[1]	2.8
Foreign exchange revaluation	(4.3)
Current and non-current portion December 31, 2024	$151.6
Reclamation expenditures	(12.2)
Accretion expense	9.6
Revisions to expected discounted cash flows[1]	11.2
Foreign exchange revaluation	1.3
Current and non-current portion December 31, 2025	$161.5
Less: Current portion of decommissioning liability	(8.1)
Non-current portion December 31, 2025	$153.4
1. Included in the revisions to expected discounted cash flows for the year ended December 31, 2025 are costs of $0.6 million related to closed sites with a corresponding expense recorded in Other Loss (Note 21) (year ended December 31, 2024 - $0.2 million).
All of the expenditures are expected to occur between 2026 and 2069. The discount rates used in discounting the estimated reclamation and closure cost obligations were between 3.9% and 7.7% for the year ended December 31, 2025 (2024 – 3.3% and 8.6%), and the inflation rate used was between 2.0% and 3.7% for the year ended December 31, 2025 (2024 – 1.8% and 3.7%).
The total undiscounted value of the decommissioning liabilities at December 31, 2025 was $207.5 million (2024 - $193.8 million).